Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Marty E. Adams
	Name:	Marty E. Adams
	Title:	Interim Chief Executive Officer

By:	/s/ Edward B. Debevec
	Name:	Edward B. Debevec
	Title:	Treasurer

Date: May 8, 2009